                                                CONFIDENTIAL TREATMENT
                                                REQUESTED FOR CERTAIN PORTIONS
                                                                           10.16

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                                     WARRANT
                      To Purchase Shares of Common Stock of
                       First Virtual Holdings Incorporated


         THIS CERTIFIES that, for value received First Data Corporation ("FDC"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from First Virtual Holdings Incorporated, a Delaware corporation (the "Company" or "First Virtual"), that number of fully paid and nonassessable shares of the Company's Common Stock (the "Common Stock") at the purchase prices per share as set forth in Section 1 below ("Exercise Prices"). The number of shares and Exercise Prices are subject to adjustment as provided in Section 10 hereof.

         1. Number of Shares; Exercise Price.

                  (a) Subject to adjustments as provided herein, this Warrant shall be exercisable only in the event that FDC induces credit card issuers affiliated with FDC (the "Affiliate Banks") to distribute First Virtual Internet Payment System VirtualPIN numbers ("VirtualPINs") to their customers (the "Cardholders") pursuant to the terms of the Marketing and Product Development Agreement between the Company and FDC of even date herewith (the "Marketing Agreement"). The number of shares of Common Stock issuable upon exercise of this Warrant and the purchase price thereof shall be determined as follows:

                           (i) In the event that the Company does not, on or
prior to September 30, 1996 enter into an agreement with [*] involving the issuance to [*] or its affiliates of a warrant to purchase no less than 500,000 of Common Stock, this warrant shall be exercisable for (A) 375,000 shares of Common Stock at an exercise price of $5.00 (the "First Exercise Price") in the event that the number of Participating Cardholders equals or exceeds [*] on or before May 31, 1997, (B) an additional 375,000 shares at an exercise price of $3.33 (the "Second Exercise Price") in the event that the number of Participating Cardholders equals or exceeds [*] on or before August 31, 1997,
(C) an additional 375,000 shares at an exercise price of $2.50 (the "Third Exercise Price") in the event that the number of Participating Cardholders equals or exceeds [*] on or before October 31, 1997, and (D) an additional 375,000 shares at an exercise price of $2.23 (the "Fourth Exercise Price") in the event that the number of Participating Cardholders equals or exceeds [*] on or before December 30, 1997.


* CONFIDENTIAL TREATMENT REQUESTED. The confidential information has been omitted and filed separately with the Commission subject to a request for confidential treatment.

                           (ii) In the event the Company enters into a [*] on
or prior to September 30, 1996, this Warrant shall be exercisable for (A) 500,000 shares of Common Stock at the First Exercise Price in the event that the number of Participating Cardholders equals or exceeds [*] on or before May 31, 1997, and (B) an additional 500,000 shares at the Second Exercise Price in the event that the number of Participating Cardholders equals or exceeds [*] on or before November 30, 1997.

                  (b) For purposes of Section 1(a) hereof, a VirtualPIN number shall be considered "activated" only if the person to whom such VirtualPIN is issued either (i) completes a purchase using such VirtualPIN, (ii) remits to First Virtual the customary membership or activation fee associated with such VirtualPIN account, or (iii) in the event First Virtual does not require a membership or activation fee, such person submits to First Virtual a request for activation and supplies First Virtual with such person's e-mail address.

                  (c) For purposes of Section 1(a) hereof, "Participating Cardholders" shall mean unique holders of payment cards issued by the Affiliate Banks who shall have activated VirtualPINs distributed to them pursuant to
Section 1(a) hereof; provided, however, that in the event that First Virtual and FDC are unable, as of the time of exercise of this Warrant, to determine the number of unique holders of payment cards, then "Participating Cardholders" shall mean unique payment cards issued by Affiliate Banks with which activated VirtualPINs distributed pursuant to Section 1(a) hereof are associated; provided, further, however, that "Participating Cardholders" shall not include holders of payment cards issued by First USA, Inc. or a direct or indirect subsidiary thereof ("First USA"), unless otherwise expressly agreed to by First USA and FDC through a separate marketing agreement.

                  (d) This warrant shall expire on December 30, 1997.

         2. Title to Warrant. This Warrant shall be transferrable only with the prior written consent of the Company. Transfers shall occur at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         3. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section l above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in San Diego, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and subject to Section 5 hereof, upon payment of the purchase price of the shares thereby purchased in cash or check reasonably acceptable to the Company, whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased and, if this Warrant is exercised in part, a receipt acknowledging tender of the Warrant, with a new Warrant for the unexercised portion of this Warrant to be issued as soon as reasonably practicable. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the shares so purchased shall be deemed to be issued

* CONFIDENTIAL TREATMENT REQUESTED. The confidential information has been omitted and filed separately with the Commission subject to a request for confidential treatment.

to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

         Certificates for shares purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant shall be delivered to the holder hereof as promptly as practicable after the date on which this Warrant shall have been exercised.

         The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of fair market value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the holder) or (ii) a whole share if the holder tenders the Exercise Price for one whole share.

         5. Charges, Taxes and Expenses. Issuance of certificates for shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant (with the prior written consent of the Company); provided, however, that in the event certificates for shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Notice of Exercise duly completed and executed and stating in whose name and certificates are to be issued; and provided further, that such assignment shall be subject to applicable laws and regulations. Upon any transfer involved in the issuance or delivery of any certificates for shares of the Company's securities, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights, dividend rights or other rights as a shareholder of the Company prior to the exercise hereof.

         7. Exchange and Registry of Warrant. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

         10. Adjustments and Termination of Rights. The First Exercise Price, Second Exercise Price, Third Exercise Price and Fourth Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                  (a) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation pursuant to which the stockholders of the Company immediately prior to such merger or consolidation control less than 50% of the voting securities of the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the merger or consolidation.

                  (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

                  (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, each Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  (d) Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock of, shares of Common Stock, then each Exercise Price in effect immediately prior to such event shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution. This paragraph shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Common Stock.

                  (e) Other Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend (other than dividends out of retained earnings), or make any other distribution with respect to Common Stock payable in stock (other than Common Stock) or other securities or property, then the Company may, at its option, either (i) decrease the per share Exercise Prices by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors or (ii) provide by resolution of the Company's Board of Directors that on exercise of this Warrant, the holder hereof shall receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the same number and kind of stock, other securities and property which such holder would have received had the holder held the shares of Common Stock receivable on exercise hereof on and before the record date for such dividend or distribution. This paragraph shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Common Stock.

                  (f) Adjustment of Number of Shares. Upon each adjustment in the First Exercise Price, Second Exercise Price, Third Exercise Price or Fourth Exercise Price pursuant to 10(c) or 10(d) above, the number of shares purchasable under Sections 1(a) hereof shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment the applicable Exercise Price by a fraction
(i) the numerator of which shall be such Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be such Exercise Price immediately after such adjustment.

         11. Notice of Adjustments; Notices. Whenever the Exercise Prices or number of shares purchasable hereunder shall be adjusted pursuant to Section 10 hereof, the Company shall issue a certificate signed by its Chief Executive Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Prices and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

         12. "Lock-Up" Agreement. The holder hereof agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company in connection with the Company's initial public stock offering, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such holder during a period of time determined by the Company and its underwriters (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act relating to such public offering, provided that all officers and directors of the Company who then hold Common Stock (or other securities) of the Company enter into similar agreements, and provided further that, in no event, the holder be prohibited from transferring or selling Common Stock or other securities of the Company to an affiliate of such holder. Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Common Stock (or securities) subject to the foregoing restriction until the end of said period.

         13. Miscellaneous.

                  (a) Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of California and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

                  (b) Restrictions. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  (c) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

                  (d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and FDC.

                  (e) Notice. Any notice required or permitted hereunder shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.

         IN WITNESS WHEREOF, First Virtual Holdings Incorporated has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: August ___, 1996

                           FIRST VIRTUAL HOLDINGS INCORPORATED


                           By:     /s/ Lee H. Stein
                                   ___________________________________

                           Title:  President
                                   ___________________________________

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To:      First Virtual Holdings Incorporated

         1. The undersigned hereby elects to purchase ___________ shares of Common Stock ("Stock") of First Virtual Holdings Incorporated (the "Company") pursuant to the terms of the attached Warrant (payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant is tendered herewith).

         2. An executed Investment Representation Statement in the form attached as Exhibit C to the Warrant is attached hereto.

         3. The undersigned understands the instruments evidencing the Stock may bear one or all of the following legends:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                  (b) Any legend required by applicable state law.

         4. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:



                                       _______________________________
                                                    [Name]

         5. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:



                                       _______________________________
                                                    [Name]

_________________________              _______________________________
         [Date]                                   [Signature]

                                    EXHIBIT B

                                 ASSIGNMENT FORM

     (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



___________________________________________________________________
                             (Please Print)

whose address is___________________________________________________
                             (Please Print)

_________________________________________________________________.




                                      Dated:______________________, 19____.



            Holder's Signature:____________________________________

              Holder's Address:____________________________________

                               ____________________________________



Signature Guaranteed:____________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                    EXHIBIT C

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER   :  First Data Corporation

COMPANY     :  First Virtual Holdings Incorporated

SECURITIES  :  ______________ shares of Common Stock

DATE        :  __________________, 199__


In connection with the purchase of the above-listed Securities, the undersigned, the Purchaser, represents to the Company the following:

                 (a) The above-listed Securities are being sold by the Company in reliance upon the Purchaser's representations and covenants made in this Investment Representation Statement. The Purchaser represents that the Securities to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or "distribution" of any part thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                 (b) The Purchaser understands and acknowledges that the sale of the Securities will not, be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to section 4(2) of the Securities Act, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

                 (c) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                 (d) The Purchaser represents that it is able to fend for itself in transactions such as the one contemplated by this Warrant, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

                 (e) The Purchaser acknowledges and understands that the Securities, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

                 (f) The Purchaser acknowledges that it is familiar with Rule 144 promulgated under the Securities Act.

                 (g) The Purchaser acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of the Company's stock.

                 (h) The Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, it will sell, transfer, or otherwise dispose of the Securities only in a transaction registered under the Securities Act or exempt from the registration provisions thereof. In connection therewith, the Purchaser acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth in this Investment Representation Statement and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

                 (i) The Purchaser represents that, it has received and reviewed the Warrant; that, to its knowledge and without special inquiry of any sort, it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of, the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company and to obtain all information it or they believe necessary or appropriate to evaluate the suitability of an investment in the Securities.



                                   Signature of Purchaser:


                                   By:_____________________________________

                                   Title:__________________________________


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